Exhibit 99.1

Eldorado Resorts, Inc. Investor Presentation December 2014 1

Forward Looking Statements 2 This document includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding our strategies, objectives and plans for future development or acquisitions of properties or operations, refinancing of our debt, as well as expectations, future operating results and other information that is not historical information. When used in this report, the terms or phrases such as "anticipates", "believes", "projects", "plans", "intends", "expects", "might", "may", "estimates", "could", "should", "would", "will likely continue", and variations of such words or similar expressions are intended to identify forward-looking statements. Although our expectations, beliefs and projections are expressed in good faith are based on assumptions that we believe are reasonable, there can be no assurance that these expectations, beliefs and projections will be realized. There are a number of risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward-looking statements which are included elsewhere in this document. Such risks, uncertainties and other important factors include, but are not limited to: (i) we operate in very competitive markets; (ii) the growth in the number of hotel rooms and/or casino capacity in any of our markets or the spread of legalized gaming in other jurisdictions or the introduction or expansion of other forms of gaming, such as internet gaming, could negatively affect our future operating results; (iii) our gaming operations are highly regulated by governmental authorities and our future operations may be significantly impacted by these regulations; (iv) our ability to realize expense reductions and operating efficiencies, including reductions and efficiencies resulting from the recent business combination between MTR Gaming Group, Inc. and Eldorado Holdco LLC; (v) changes in applicable gaming or other laws or regulations could have a significant effect on the operations of our casinos; (vi) our operations are particularly sensitive to reductions in discretionary consumer spending and are affected by changes in general economic and market conditions nationally, such as the current economic downturn; (vii) the gaming industry represents a significant source of tax revenues to the states, counties and local jurisdictions in which gaming is conducted and our operations have been and will continue to be subject to increases in such taxes; (viii) claims made in litigation could have a material impact on our financial condition or results of operations; (ix) our business is dependent on key personnel and could be adversely affected in the event of the inability to recruit or retain key personnel; (xi) economic, credit and capital market conditions on the economy and the gaming and entertainment industry could negatively impact our business and our results of operations; (xii) weather or road conditions could limit access to our properties; (xiii) volatility and disruption of the capital and credit markets could negatively impact our ability to access capital that is necessary for our business; (xiv) we are highly leveraged and our significant debt service obligations could adversely impact our ability to make acquisitions and capital expenditures or could otherwise adversely impact our business; (xv) war, terrorism, natural disasters and other catastrophic events could adversely impact our business and results of operations; (xvi) disruptions to our systems and infrastructure could adversely impact our business and results of operations; (xvii) we cannot be sure that we will be able to refinance our existing debt, or obtain additional financing, on terms that are satisfactory to us; (xviii) our ability to comply with covenants in our debt documents the impact of such covenants on our ability to operate our business, make acquisitions or otherwise grow our business and compete with other gaming operations; and (xix) other factors set forth in Part I, Items 1A. "Risk Factors" included in MTR Gaming Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 and the registration on Form S-4 filed by the Eldorado Resorts, Inc. In light of these and other risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur. Any forward-looking statement speaks only as of the date on which that statement is made. We do not intend to update publicly any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made, except as may be required by law.

Investment Highlights Potential for Future Mergers and Acquisitions Geographic Diversification in Attractive Markets Strong Financial Profile Potential for Future Synergies High Quality Gaming Assets 3

Investment Highlights High Quality Gaming Assets Best-in-class properties located in significant regional gaming markets Easy access to highways and close to major population centers Sizable gaming assets with an average of 1,675 slot machines and 58 table games across the portfolio All properties generate at least $100 million in revenue Geographic Diversification in Attractive Markets Expands property portfolio into five jurisdictions Stable tax and regulatory environments across all jurisdictions Gaming is permitted 24 hours a day / 7 days a week at all properties Smoking is allowed in Louisiana, Nevada and Pennsylvania Strong Financial Profile As of September 30, 2014, pro forma LTM net revenue and Adjusted EBITDA of $720.0 million and $121.9 million, respectively, with consolidated net leverage of 5.2x (1) Diversified financial contribution across properties; no one property accounted for more than 27% of total net revenue during the twelve months ended September 30, 2014 Enhanced ability to pursue future development opportunities and acquisitions Increased operational and financial scale expected to allow more efficient access to the capital markets Potential for Future Synergies Potential for future synergies not currently quantified Increase purchasing power Combine functions to reduce redundant costs Share best practices across property portfolio Provide customers with various options in resort destinations (1) All figures do not include Eldorado’s share of Silver Legacy and EBITDA is net of corporate expenses. 4

Timeline 5 1973 1995 2005 2008 Eldorado founded by Donald Carano and Jerry Poncia – opens Eldorado Hotel and Casino Enters into JV with MGM Resorts International to build Silver Legacy Acquires majority interest in Shreveport casino Acquires remaining interest in Shreveport 2013 Announces merger with MTR Gaming Group – closes Sept. 2014, doubles size of company

Deep Gaming Industry Experience Gary Carano – Chairman / Chief Executive Officer 30+ years gaming and lodging experience Previously President/COO of Eldorado; original GM of Silver Legacy Tom Reeg – President Working with Eldorado in various capacities since 2007, previously SVP – Strategic Development Significant high-yield and financial experience Bob Jones – Executive Vice President / Chief Financial Officer CFO of Eldorado for nearly 30 years 45 years of financial/accounting experience Joe Billhimer – Executive Vice President / Chief Operating Officer 33 years of gaming experience Previously MTR’s President and COO 6

OPERATIONS OVERVIEW 7

Western/Southern Properties Operations Overview Reno, NV Shreveport, LA Shreveport, LA 1,507 slots; 61 tables and 403 hotel rooms LTM 9/30/14 Revenue: $133.3mm LTM 9/30/14 Property Adjusted EBITDA: $21.4mm Reno, NV 1,230 slots; 59 tables and 814 hotel rooms LTM 9/30/14 Revenue: $103.7mm LTM 9/30/14 Property Adjusted EBITDA: $10.3mm Reno, NV 1,380 slots; 71 tables and 1,711 hotel rooms LTM 9/30/14 Revenue: $126.7mm (1) LTM 9/30/14 Property Adjusted EBITDA: $25.0mm (1) (1) Eldorado owns 50% of Silver Legacy; figures represent 100% of property performance. Our Western and Southern Properties consist of three properties located in Nevada and Louisiana 8

ELDORADO RESORTS

Eldorado Shreveport

ELDORADO RESORT • CASINO • SHREVEPORT

Property Overview

Location

- Located in Downtown Shreveport, LA along the Red River
- Opened in 2000

Property Description

- Land-based 403-room, all-suite hotel connected on three levels to a casino riverboat
- Over 59,000 square feet of gaming space including 1,507 slot machines and 61 table and poker games
- F&B amenities include a 140-seat gourmet steakhouse, a 326-seat buffet, a 24 hour casual diner, a café, noodle bar as well as a 400-seat grand ballroom
- For more information please visit www.eldoradoshreveport.com



1. Eldorado Resort – Shreveport, LA
2. Horseshoe Casino - Bossier City, LA
3. Harrah's Louisiana Downs & Casino – Bossier City, LA
4. Sam's Town Casino – Shreveport, LA
5. Boomtown Casino – Bossier City, LA
6. Diamondjacks Casino – Bossier City, LA
7. Margaritaville – Bossier City, LA


LOUISIANA


Shreveport Downtown Airport
Shreveport
E Texas St
Highland
Stoner Hill
United States Government
Barksdale Air Force Base
2 miles

9

Eldorado Reno Property Overview Location Centrally positioned in Reno’s prime downtown gaming area Located one block away from the National Bowling Stadium, Reno Event Center and the city-owned downtown ballroom facility Draws from residents of Reno and Sparks, NV, respectively, as well as tourist visitation from neighbouring California Property Description Luxury destination resort featuring 814 guest rooms including 136 suites 76,500 square feet of gaming space including 1,230 slot machines and 59 table and poker games Operates 3 fine dining restaurants and 6 casual restaurants, in addition to its own butcher, bakery, pasta and gelato shops 566 seat showroom and 12,400 square-foot convention center Seamlessly connected to Silver Legacy and the Circus Circus by 200-foot wide skyway corridor For more information please visit www.eldoradoreno.com 10

Silver Legacy Property Overview Location Themed hotel-casino and entertainment complex located in Reno, NV and based on Nevada’s mining heritage Located one block away from the National Bowling Stadium, Reno Event Center and the city-owned downtown ballroom facility Property Description Joint venture with MGM Resorts International Includes hotel with 1,711 guest rooms, including 156 player spa suites, eight penthouse suites and seven hospitality suites 89,200 square feet of gaming space including 1,380 slot machines and 71 table and poker games F&B amenities include the Sterling's Seafood Steakhouse, Pearl Oyster Bar & Grill, Flavors Buffet, a 24-hour coffee shop, food court and 3 other casual dining establishments Seamlessly connected to Eldorado Reno and the Circus Circus by 200-foot wide skyway corridor 50,000 sq. ft. convention center For more information please visit www.silverlegacyreno.com 11

Silver Legacy Accounted for on Eldorado’s income statement as an investment in unconsolidated affiliate Has 48.1% interest in the Silver Legacy with right to acquire 1.9% of the remaining Silver Legacy interest beginning in September 2015 As of September 30, 2014, LTM net revenue and Property Adjusted EBITDA is $126.7 million and $25.0 million, respectively As of September 30, 2014, the Silver Legacy had $21.2 million in cash and $85.7 million of debt With the recently completed merger transaction, Eldorado Resorts’ equity interest in the Silver Legacy was valued at $56.8 million 12

Eastern Properties Operations Overview Our Eastern Properties consist of three properties located in Pennsylvania, Ohio and West Virginia 1,720 slots and 37 tables LTM 9/30/14 Net Revenue: $143.7mm LTM 9/30/14 Property Adjusted EBITDA: $19.2mm Erie, PA 2,105 VLTs LTM 9/30/14 Net Revenue: $149.0mm(1) LTM 9/30/14 Property Adjusted EBITDA: $50.0mm(1) Columbus, OH 2,107 slots, 51 tables and 354 hotel rooms LTM 9/30/14 Net Revenue: $190.2mm LTM 9/30/14 Property Adjusted EBITDA: $33.2mm Chester, WV Columbus, OH Chester, WV Erie, PA 13 (1) Scioto Downs includes results from RaceLineBet, a wholly owned subsidiary.

ELDORADO RESORTS

Presque Isle Downs & Casino

Property Overview

Location

- Located in Erie, Pennsylvania and opened in February 2007

Property Description

- 153,000 square foot facility consists of 59,000 square feet of gaming space with approximately 1,720 slot machines, 37 casino table games, including 9 poker tables.
  - Commenced table gaming operations in July 2010
  - Poker opened in October 2011
- Live thoroughbred racing with state-of-the-art synthetic racing surface with grandstand, barns, paddock and related facilities, including pari-mutual wagering
- Several dining options, including a high-end steakhouse, recently remodelled 250-seat buffet, a snack bar, and nicely appointed clubhouse dining facility that seats 240 and overlooks the racetrack
- Surface parking for approximately 3,200 cars
- For more information please visit www.presqueisledowns.com




PENNSYLVANIA
ONTARIO
Lake Erie
Erie

1. Horseshoe Cleveland
2. Thistledown
3. Northfield Park
4. Hollywood Mahoning(1)
5. Presque Isle Downs
6. Seneca Casino Allegany
7. Seneca Salamanca
8. Seneca Irving
9. Hamburg Casino
10. Seneca Buffalo

(1) Hollywood Mahoning in Youngstown, OH opened September 17, 2014.

14

Scioto Downs Racino

Property Overview

Location

- Leading harness horse racing facility located approximately 8 miles from downtown Columbus, Ohio

Property Description

- One of two gaming facilities in Columbus area; second facility opened on October 8, 2012 (Hollywood Casino Columbus)
  - $125 million development cost plus $50 million licensing fee
- 132,000 square foot facility consists of 83,000 square feet of gaming space housing approximately 2,105 VLTs with the ability to install up 2,500 VLTs
- Several dining options including a 273-seat buffet, 100-seat casual dining restaurant and 82-seat center bar/lounge with high-tech stereo and lighting
- Live standardbred harness racing with barns, paddock and related facilities for horses, drivers and trainers, as well as a 2,600-seat grandstand and an enclosed clubhouse
- Surface parking with 3,500 spaces
- 208 acre site strategically designed for future expansion including table games, additional parking capacity, hotel and retail development
- For more information please visit www.sciotodowns.com




OHIO
Marysville
Powell
Orange
Westerville
Plain City
Dublin
Worthington
Huber Ridge
New Albany
Hilliard
Upper Arlington
Gahanna
OHIO
Columbus
Whitehall
Reynoldsburg
Grove City
Obetz
Groveport
Pickerington
Hamilton Meadows
Canal Winchester
Ashville
10 miles
1
2
3

① Hollywood Columbus

② Beulah Park – license relocated to Youngstown

③ Scioto Downs

15

Mountaineer Casino, Racetrack & Resort

Property Overview

Location

- Located on the Ohio River at the northern tip of West Virginia's panhandle; approximately 30 miles from Pittsburgh International Airport and a one hour drive from downtown Pittsburgh

Property Description

- 106,000 square feet of gaming space including 2,107 slot machines, 39 table games and 12 poker tables
- 354 hotel rooms, including the Grande Hotel, which offers a full-service spa and salon, 104-seat upscale steak house, 280-seat buffet, retail plaza and an indoor and outdoor swimming pool
- 13,500 square feet of convention space
- Woodview, an 18-hole golf course
- 69,000 square foot theater and events center that seats approximately 5,000 patrons
- 12,000 square foot fitness center
- 3,570-seat grandstand with on-site pari-mutuel wagering and thoroughbred, harness and greyhound racing simulcast from other tracks
- For more information please visit www.moreatmountaineer.com



(1) Hollywood Mahoning in Youngstown, OH opened September 17, 2014.


WEST VIRGINIA
30 miles

① Horseshoe Cleveland
② Thistledown
③ Northfield Park
④ Hollywood Mahoning (1)
⑤ Mountaineer Casino
⑥ Rivers Casino
⑦ The Meadows
⑧ Wheeling Island
⑨ Lady Luck Nemacolin

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Combined Geographic Presence Slot Machines: 1,380 Table Games: 71 Hotel Rooms: 1,711 Employees: 1,800 Slot Machines: 1,230 Table Games: 59 Hotel Rooms: 814 Employees: 1,550 Slot Machines: 1,507 Table Games: 61 Hotel Rooms: 403 Employees: 1,200 VLTs: 2,105 Employees: 660 VLTs: 2,107 Table Games: 51 Hotel Rooms: 354 Employees: 1,300 Slot Machines: 1,720 Table Games: 46 Employees: 1,020 The operations of Eldorado Resorts, Inc. consist of approximately 10,000 slot machines and video lottery terminals, 280 table games, 3,300 hotel rooms, 30 restaurants and 7,500 employees across five states 17

Powerful New Regional Operator Three gaming properties 5,932 slot machines 97 table games 354 hotel rooms 2,988 employees (including corporate) LTM 9/30/2014 net revenues of $483.0 million LTM 9/30/2014 Property Adjusted EBITDA of $102.4 million Three casinos (one held through a joint venture) 4,117 slot machines 191 table games 2,928 hotel rooms 4,550 employees LTM 9/30/2014 net revenues of $236.9 million LTM 9/30/2014 Property Adjusted EBITDA of $31.7 million Pro Forma Combined Company Leading regional gaming operator with potential for future growth Six properties across five different states LTM 9/30/2014 net revenues of $720.0 million and LTM Adjusted EBITDA of $121.9 million(1) 10,049 slot machines(2) 288 table games(2) 3,282 hotel rooms(2) 7,538 employees (including corporate) (2) Pro Forma LTM Adjusted EBITDA of $121.9 mm is net of MTR corporate expenses of $12.2 mm. Operating statistics are as of 9/30/2014 for Eldorado and reflect 100% of Silver Legacy operations; however, net revenue and Adjusted EBITDA do not include Eldorado’s share of Silver Legacy. 18

Geographic and Financial Diversification Net Revenue (LTM 9/30/14) Pro Forma Combined Pro Forma Net Revenue: $720.0 million Property Adjusted EBITDA (LTM 9/30/14) Pro Forma Property Adjusted EBITDA: $137.8 million 19 Pro Forma Combined Note: Net revenue and Adjusted EBITDA do not include Eldorado’s share of Silver Legacy and MTR corporate expenses

Debt Structure (1) Represents blended rate of $60.5 million first-out tranche (L+550) and $30.0 million last-out tranche (L+1000bps). (2) PIK election has expires. 20 Eldorado Resorts Silver Legacy MTR Gaming Issue Senior Secured Notes Secured Credit Facility Secured Revolving Credit Facility Senior Secured Second Lien Notes Amount $168.0 million $85.7 million Undrawn: $20.0 million capacity $570.7 million Maturity 6/15/2019 11/16/2017 8/1/2016 8/1/2019 Rate 8.625% L + 700bps (1) L + 400bps 11.5% (2) Change of Control 101% n/a n/a 101% Optional Redemption 2015: 104.313% 2016: 102.156% 2017: 100.000% n/a n/a 2015: 106.0% 2016: 103.0% 2017: 100.0%

Debt Structure / Liquidity at 9/30/14 21 (in $000s) Eldorado Resorts LLC MTR Gaming Group Silver Legacy Cash 28,536 Cash 62,593 Cash 21,157 Restricted Cash 5,305 Restricted Cash 1,243 6.5% First Lien, First Out Note due 2017 55,700 8.625% Senior Secured Notes due 2019 168,000 11.5% Senior Secured Notes due 2019 570,664 11% First Lien, Second Out Note due 2017 30,000 Liquidity Liquidity Liquidity Total Cash 33,841 Total Cash 63,836 Total Cash 21,157 Less: Cage and Restricted (20,305) Less: Cage and Restricted (21,243) Less: Cage and Restricted (5,000) Total liquidity 13,536 Plus: Revolver availability 20,000 Total liquidity 16,157 Total liquidity 62,593

Conclusion Potential for Future Mergers and Acquisitions Geographic Diversification in Attractive Markets Strong Financial Profile Potential for Future Synergies High Quality Gaming Assets 22

APPENDIX 23

Non-GAAP Financial Reconciliation 24 Adjusted EBITDA, a non-GAAP financial measure, has been presented as a supplemental disclosure because it is a widely used measure of performance and basis for valuation of companies in our industry and we believe that this non-GAAP supplemental information will be helpful in understanding the Company's ongoing operating results. Adjusted EBITDA represents (losses) earnings before interest expense (income), income tax expense (benefit), depreciation and amortization, (loss) gain on the sale or disposal of property, other regulatory gaming assessment costs, loss on asset impairment, project opening costs, strategic transaction costs, loss (gain) on debt modification and extinguishment and equity in loss on unconsolidated joint venture, to the extent that such items existed in the periods presented. Adjusted EBITDA is not a measure of performance or liquidity calculated in accordance with GAAP, is unaudited and should not be considered an alternative to, or more meaningful than, net income (loss) as an indicator of our operating performance. Uses of cash flows that are not reflected in Adjusted EBITDA include capital expenditures, interest payments, income taxes, debt principal repayments and certain regulatory gaming assessments, which can be significant. As a result, Adjusted EBITDA should not be considered as a measure of our liquidity. Other companies that provide EBITDA information may calculate EBITDA differently than we do. The definition of Adjusted EBITDA may not be the same as the definitions used in any of our debt agreements. The following tables reconcile Adjusted EBITDA to net income (loss) in accordance with U.S. GAAP (unaudited, in thousands):

Reconciliation of Net Income (Loss) to Adj. EBITDA 25 LTM 9/30/2014 Mountaineer Casino, Racetrack & Resort: Income from continuing operations 23,508 $ Interest expense (income), net (4) Provision (benefit) for income taxes 338 Depreciation 9,264 Amortization of Intangible assets 72 Gain on disposal of property (24) Adjusted EBITDA 33,154 $ Presque Isle Downs & Casino: Income from continuing operations 6,476 $ Interest (income) expense, net (3) Provision for income taxes 3,800 Depreciation 8,334 Amortization of intangle assets 72 Regulatory gaming assessments 378 Loss on disposal of property 167 Adjusted EBITDA 19,224 $

Reconciliation of Net Income (Loss) to Adj. EBITDA 26 LTM 9/30/2014 Scioto Downs Income from continuing operations 33,931 $ Interest expense, net of interest income 78 Provision for income taxes 2,352 Depreciation 13,562 Amortization of intangle assets 85 Loss on disposal of property 9 Adjusted EBITDA 50,017 $ MTR Corporate: Loss from continuing operations (89,956) $ Interest expense, net of interest income 68,962 Benefit for income taxes (1,139) Depreciation 36 Impairment loss (Gain) loss on disposal of property 2 Strategic transaction costs 9,880 Adjusted EBITDA (12,215) $

Reconciliation of Net Income (Loss) to Adj. EBITDA 27 LTM 9/30/2014 Eldorado Reno: Net Income 6,549 $ Interest Income - Interest expense 4,792 Benefit for income taxes (2,132) Depreciation and amortization 7,954 Acquisition charges 8,055 Equity in income of unconsolidated affiliate (14,929) Gain on the sale or disposal of property 8 Adjusted EBITDA 10,297 $ Eldorado Shreveport: Net Income 2,173 $ Interest Income (15) Interest expense 10,677 Provision for income taxes 44 Depreciation and amortization 8,345 Loss (gain) on the sale or disposal of property 223 Adjusted EBITDA 21,447 $

Reconciliation of Net Income (Loss) to Adj. EBITDA 28 Note: Eldorado Resorts, Inc. pro forma consolidated Adjusted EBITDA for the twelve months ended September 30, 2014 was derived by adding the Adjusted EBITDA of Eldorado Resorts, LLC for such period to the consolidated Adjusted EBITDA of MTR Gaming Group, Inc. for such period. LTM 9/30/14 Silver Legacy Net income 27,851 $ Interest income (0) Interest expense 10,414 Depreciation and amortization 10,662 (Gain) loss on sale or disposal of property 42 (Gain) loss on on Early Retirement of Debt (23,960) Other (Income) Expense (25) Adjusted EBITDA 24,984 $ CONSOLIDATED Adjusted EBITDA: Mountaineer Casino, Racetrack & Resort 33,154 $ Presque Isle Downs & Casino 19,224 Scioto Downs / RacelineBet 50,017 Eldorado Reno 10,297 Eldorado Shreveport 21,447 MTR Corporate (12,215) Adjusted EBITDA 121,924 $